___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2015

FUELSTREAM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-14477	87-0561426
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

11650 South State Street, Suite 240 Draper, Utah		84020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (801) 816-2510

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement

On November 30, 2015, Fuelstream, Inc. (the “Company”) entered into an agreement with Pak Africa Trade Zone (Pty) Limited, the operator of Skywise Airline in South Africa, to be its exclusive provider of aviation fuel for a 2-year period commencing on the 25th of November 2015.

Item 8.01 Other Events.

On November 30, 2015, the Company issued a press release announcing that it has signed an agreement with Pak Africa Trade Zone (Pty) Limited, as described in Item 1.01 above. The text of the press release is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1 Press release issued on December 2, 2015 by Fuelstream, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fuelstream, Inc.

Date: December 2, 2015	By: /s/ Kenneth I. Denos________
Kenneth I. Denos
Chief Executive Officer